Exhibit 99.1

Bayview Acquisition Corp Announces Entry into a Merger Agreement with Oabay Inc., Creating a Publicly Traded Enterprise Trade Credit Digital Transformation Solutions Company

-	Oabay Inc. to receive US$300 million in equity of Oabay Holding Company
-	Combined company will have an implied initial enterprise value of approximately US$393 million.
-	Transaction anticipated to close in the second half of 2024

New York, NY, June 7, 2024 — Bayview Acquisition Corp (NASDAQ: BAYA, BAYAU, and BAYAR) (“BAYA”), a special purpose acquisition company, announced the execution of an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which BAYA will undergo a business combination with Oabay Inc. (“Oabay”), which provides trade credit digital transformation solutions, through its wholly owned subsidiary in mainland China. The transaction has been approved by the boards of directors of BAYA and Oabay and is expected to be consummated in late 2024. The closing of the transaction is subject to regulatory approval, approval by the shareholders of BAYA and Oabay and the satisfaction of certain other customary closing conditions.

Company Overview

Oabay provides trade credit digital transformation solutions that primarily consist of two types of services: supply chain finance cloud services and trade credit management cloud services. Leveraging and building upon its experience in accounts receivable factoring and enterprise credit digitalization for small-to-medium-sized enterprises, Oabay offers supply chain financing to critically and strategically positioned companies, and optimizes the process to produce credit assets within supply chains for financial institutions and other companies with improved efficiency and savings. Oabay has more than ten years of operating history and is a pioneer in the Chinese trade credit technology solutions industry.

Key Transaction Terms

The transaction will be structured as a business combination involving the following mergers: (a) Bayview Merger Sub 1 Limited, a Cayman Islands exempted company (“Merger Sub 1”) and a wholly-owned subsidiary of Oabay Holding Company, a Cayman Islands exempted company (“PubCo”), will merge with and into BAYA, with BAYA being the surviving entity (the “First SPAC Merger”), (b) immediately following the First SPAC Merger, BAYA will merge with and into Bayview Merger Sub 2 Limited, a Cayman Islands exempted company and a wholly-owned subsidiary of PubCo (“Merger Sub 2”), with Merger Sub 2 being the surviving entity (the “Second SPAC Merger”, and together with the First SPAC Merger, the “Initial Mergers”), and (c) following the Initial Mergers, Oabay Merger Sub Limited, a Cayman Islands exempted company and wholly-owned subsidiary of PubCo (“Merger Sub 3”) will merge with and into Oabay, with Oabay being the surviving entity and becoming a wholly owned subsidiary of PubCo (the “Acquisition Merger” and together with the Initial Mergers, the “Mergers”).

As a result of the Mergers, Oabay shareholders will receive ordinary shares of PubCo, valued at US$300,000,000.

Oabay will use its reasonable best efforts to obtain transaction financing in the aggregate amount of at least US$15,000,000, in the form of firm written commitments from investors reasonably acceptable to BAYA or in the form of good faith deposits made by investors for a private placement of equity, debt or other alternative financing, in each case, to Oabay or BAYA, on terms and conditions to be agreed by BAYA and Oabay (a “Transaction Financing”), and (b) as long as Oabay procures the Transaction Financing, BAYA shall use its reasonable best efforts to obtain additional transaction financing to BAYA or PubCo on terms reasonably satisfactory to BAYA and Oabay.

Upon the closing of the Mergers, PubCo is expected to become a NASDAQ-listed public company trading under a new ticker symbol. Oabay’s executive management team will lead the PubCo. There can be no assurance that the Mergers will be consummated.

The description of the Mergers contained herein is only a summary and is qualified in its entirety by reference to the Merger Agreement. For additional information, see BAYA’s Current Report on Form 8-K, which will be filed promptly and can be obtained at the website of the U.S. Securities and Exchange Commission (“SEC”) at www.sec.gov.

Advisors

Winston & Strawn LLP is serving as legal advisor to BAYA, Han Kun Law Offices LLP and Ogier are serving as PRC and Cayman legal advisors to BAYA, respectively. Hunter Taubman Fischer & Li LLC is serving as legal advisor to Oabay, Yingke Law Firm and Ogier are serving as PRC and Cayman legal advisors to Oabay.

About Oabay Inc

Oabay provides trade credit digital transformation solutions that primarily consist of two types of services: supply chain finance cloud services and trade credit management cloud services. Leveraging and building upon its experience in accounts receivable factoring and enterprise credit digitalization for small-to-medium-sized enterprises, Oabay offers supply chain financing to critically and strategically positioned companies, and optimizes the process to produce credit assets within supply chains for financial institutions and other companies with improved efficiency and savings. Oabay has more than ten years of operating history and is a pioneer in the Chinese trade credit technology solutions industry.

About Bayview Acquisition Corp

Bayview Acquisition Corp is a blank check company whose business purpose is to effect a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. While the company is not limited to a particular industry or geographic region in its identification and acquisition of a target company, the company has focused its search on businesses throughout Asia.

Cautionary Note Regarding Forward Looking Statements

This press release may contain statements that constitute “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements include information concerning PubCo’s, BAYA’s and Oabay’s possible or assumed future results of operations, business strategies, debt levels, competitive position, industry environment, potential growth opportunities, and the effects of regulation, including whether the Mergers will generate returns for stockholders or shareholders, respectively. These forward-looking statements are based on PubCo’s, BAYA’s or Oabay’s management’s current expectations, projections, and beliefs, as well as a number of assumptions concerning future events. When used in this communication, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose,” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements.

These forward-looking statements are not guarantees of future performance, conditions, or results, and involve a number of known and unknown risks, uncertainties, assumptions, and other important factors, many of which are outside of PubCo’s, BAYA’s or Oabay’s management’s control, that could cause actual results to differ materially from the results discussed in the forward-looking statements. These risks, uncertainties, assumptions, and other important factors include, but are not limited to: (a) the occurrence of any event, change, or other circumstances that could give rise to the termination of negotiations and any subsequent definitive agreements with respect to the Mergers; (b) the outcome of any legal proceedings that may be instituted against PubCo, BAYA, Oabay, or others following the announcement of the Mergers and any definitive agreements with respect thereto; (c) the inability to complete the Mergers due to the failure to obtain the approval of the shareholders of BAYA, to obtain financing to complete the Mergers or to satisfy other conditions to closing; (d) changes to the proposed structure of the Mergers that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the Mergers; (e) the ability to meeting the applicable stock exchange listing standards following the consummation of the Mergers; (f) the risk that the Mergers disrupts current plans and operations of Oabay or its subsidiaries as a result of the announcement and consummation of the transactions described herein; (g) the ability to recognize the anticipated benefits of the Mergers, which may be affected by, among other things, competition, the ability of PubCo and Oabay to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (h) costs related to the Mergers; (i) changes in applicable laws or regulations, including legal or regulatory developments (including, without limitation, accounting considerations) which could result in the need for BAYA to restate its historical financial statements and cause unforeseen delays in the timing of the Mergers and negatively impact the trading price of BAYA’s securities and the attractiveness of the Mergers to investors; (j) the possibility that BAYA and Oabay may be adversely affected by other economic, business, and/or competitive factors; (k) Oabay’s ability to execute its business plans and strategies; (l) Oabay’s estimates of expenses and profitability; (m) risks relating to Oabay’s operations and business, including information technology and cybersecurity risks; (n) the risk that the transaction may not be completed by BAYA’s business combination deadline and the potential failure to obtain extensions of the business deadline if sought by BAYA; (o) other risks and uncertainties indicated from time to time in the final prospectus of BAYA relating to its initial public offering filed with the SEC, including those under “Risk Factors” therein, and other documents filed or to be filed with the SEC by BAYA. Copies are available on the SEC’s website, www.sec.gov. You are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made.

Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and PubCo, BAYA and Oabay assume no obligation and, except as required by law, do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. PubCo, BAYA and Oabay do not give any assurances that PubCo, BAYA or Oabay will achieve their expectations.

Additional Information about the Mergers and Where to Find It

In connection with the proposed Mergers, BAYA will file a registration statement on Form F-4 (as may be amended from time to time, the “Registration Statement”) that will include a preliminary proxy statement of BAYA and a registration statement/preliminary prospectus of PubCo, and after the Registration Statement is declared effective, BAYA will mail a definitive proxy statement/prospectus relating to the Mergers to its shareholders. The Registration Statement, including the proxy statement/prospectus contained therein, when declared effective by the SEC, will contain important information about the Mergers and the other matters to be voted upon at a meeting of BAYA’s shareholders to be held to approve the Mergers and related matters. This communication does not contain all of the information that should be considered concerning the Mergers and other matters and is not intended to provide the basis for any investment decision or any other decision in respect to such matters. PubCo, BAYA and Oabay may also file other documents with the SEC regarding the Mergers. BAYA shareholders and other interested persons are advised to read the preliminary proxy statement/prospectus when available and the amendments thereto and the definitive proxy statement/prospectus and other documents filed in connection with the Mergers, as these materials will contain important information about PubCo, BAYA, Oabay and the Mergers.

When available, the definitive proxy statement/prospectus and other relevant materials for the Mergers will be mailed to BAYA shareholders as of a record date to be established for voting on the Mergers. Shareholders will also be able to obtain copies of the preliminary proxy statement/prospectus, the definitive proxy statement/prospectus, and other documents filed or that will be filed with the SEC through the website maintained by the SEC at www.sec.gov, or by directing a request to the contacts mentioned below.

Participants in the Solicitation

PubCo, BAYA, Oabay, and their respective directors and officers may be deemed participants in the solicitation of proxies of BAYA shareholders in connection with the Mergers. BAYA shareholders and other interested persons may obtain, without charge, more detailed information regarding the directors and officers of BAYA and a description of their interests in BAYA is contained in BAYA’s final prospectus related to its initial public offering, dated December 19, 2023, and in BAYA’s subsequent filings with the SEC. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to BAYA shareholders in connection with the Mergers and other matters to be voted upon at the BAYA shareholder meeting will be set forth in the Registration Statement. Additional information regarding the interests of participants in the solicitation of proxies in connection with the Mergers will be included in the Registration Statement that PubCo intends to file with the SEC. You will be able to obtain free copies of these documents as described in the preceding paragraph.

No Offer or Solicitation

This press release relates to proposed Mergers involving PubCo, BAYA and Oabay. This press release does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange any securities, or a solicitation of any vote or approval, nor shall there be any sale or exchange of securities in any jurisdiction in which such offer, solicitation, sale, or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended.

For investor and media inquiries, please contact:

Bayview Acquisition Corp

Taylor Zhang

Email: taylorzhang@irimpact.com

Tel.: 203-998-5540